Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Propell Corporation (the "Registrant") on Form 10-Q for the period ending June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward L. Bernstein, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained  in the Report  fairly  presents,  in all material  respects,  the financial  condition  and  results  of operations of the Registrant.

/s/ Edward L. Bernstein
Edward L. Bernstein
President, Chief Executive Officer and
Chief Financial Officer (Principal Executive
Officer and Principal Accounting Officer)

Dated: August 15, 2011